                                  EXHIBIT 10.27







                                PLEDGE AGREEMENT
                                ----------------


         THIS PLEDGE AGREEMENT (the "Agreement") is made as of the first day April, 2001, by International Total Services, Inc., an Ohio corporation ("Pledgor"), in favor of BANK ONE, N.A. and The Provident Bank, an Ohio banking company (collectively the "Bank"):

         WHEREAS, Pledgor and Bank are entering into the Sixth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement concurrently herewith (as it may from time to time be amended, restated or otherwise modified, the "Credit Agreement"), upon certain terms and conditions;

         WHEREAS, Bank is willing to enter into the Credit Agreement and to grant such financial accommodations to Pledgor pursuant to the terms and conditions of the Credit Agreement only upon certain terms and conditions, one of which is that Pledgor grant to Bank a security interest in and an assignment of the Collateral, as hereinafter defined, and this Agreement is being executed and delivered in consideration of each financial accommodation granted to Pledgor by Bank and for other valuable considerations.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

         1 . Definitions. As used herein, the following terms shall have the following meanings:

         1.1. "Collateral" shall mean, collectively, the Pledged Securities and each addition, if any, thereto and each substitution, if any, therefor, in whole or in, part, the certificates representing the Pledged Securities, and the dividends, cash, instruments and other property distributed in respect of and other proceeds of any of the foregoing.

         1.2. "Debt" shall mean, collectively, (a) all Loans; (b) all other indebtedness now owing or hereafter incurred by Pledgor to Bank pursuant to the Credit Agreement and any Note executed in connection therewith; (c) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (d) all interest from time to time accruing on any of the foregoing, and all facility and other fees and other amounts payable by Pledgor to Bank pursuant to the Credit Agreement; (e) all Related Expenses and all other amounts payable by Pledgor to



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                                  EXHIBIT 10.27
Bank (or any affiliate of Bank) pursuant to the Credit Agreement or any Related Writing (as defined in the Credit Agreement); and (f) all costs and expenses, including attorney fees, incurred by Bank (or any affiliate of Bank) in connection with the Credit Agreement or in connection with the collection of any portion of the indebtedness described in (a), (b), (c,), (d) or (e) hereof

         1.3. "Event of Default' shall mean an event or condition which constitute an event of default pursuant to Section 8 hereof.

         1.4. "Foreign Subsidiary" shall mean a Subsidiary, as defined in the Credit Agreement, that is organized outside of the United States.

         1.5. "Loans" shall mean any Loan, as defined in the Credit Agreement, granted pursuant to the Credit Agreement.

         1.6. "Note" shall mean, collectively, any Note, as defined in the Credit Agreement, as the same may from time to time be amended, restated or otherwise modified or replaced.

         1.7. "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

         1.8. 'Pledged Securities" shall mean, subject to Section 6 hereof, all of the shares of stock or other equity interest of each Subsidiary of Pledgor owned by Pledgor that is listed on EXHIBIT A hereto, and all additional shares of stock or other equity interest of each such Subsidiary of Pledgor owned by Pledgor from time to time or acquired by Pledgor in any manner.

Except as specifically defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings ascribed to them in the Credit Agreement.

         2. SECURITY INTEREST. Pledgor hereby grants to Bank a security interest in the Collateral as security for the Debt. For the better protection of Bank hereunder, Pledgor has executed appropriate transfer powers, in the form of Exhibit B hereto, with respect to the Pledged Securities. and concurrently herewith is depositing the Pledged Securities and the aforesaid transfer powers with Bank. Pledgor authorizes Bank at any time after the occurrence, and during the continuance, of an Event of Default, to transfer the Pledged Securities into the name of Bank, or Bank's nominee, but Bank shall be under no duty to do so. Notwithstanding any provision or inference herein or elsewhere to the contrary, Bank shall have no right to vote the Pledged Securities at any time unless and until there shall have occurred, and during the continuance of, an Event of Default.

         3. PLEDGOR'S REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Bank as follows:

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                                  EXHIBIT 10.27

3.1. Pledgor is the legal record and beneficial owner of, and has good and marketable title to,, the Pledged Securities, and the Pledged Securities are not subject to any pledge, lien, mortgage, hypothecation, security interests charge,, option, warrant, or other encumbrance whatsoever, nor to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor that would include such Pledged Securities, except the lien created hereunder and the security interest created by this Agreement or otherwise securing only Bank.

         3.2. All of the Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable.

         3.3. Pledgor has full power, authority and legal right to pledge all of the Pledged Securities pursuant to the terms of this Agreement.

         3.4. No consent, license, permit, approval or authorization, filing or declaration with any governmental authority, domestic or foreign, and no consent of any other party, is required to be obtained by Pledgor in connection with the pledge of the Pledged Securities hereunder, that has not been obtained or made, and is not in full force and effect.

         3.5. The pledge, assignment and delivery of the Pledged Securities hereunder creates a valid first lien on, and a first perfected security interest in, the Pledged Securities and the proceeds thereof.

         3.6. The Pledged Securities constitute sixty-five percent (65%) of the outstanding shares of stock or other equity interest of each Foreign Subsidiary's stock or other equity interest pledged in accordance with Section 6 hereof.

         3.7. Pledgor fully anticipates that the Debt will be repaid without the necessity of selling the Pledged Securities.

         3.8. Pledgor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Pledgor has incurred to Bank. Pledgor is not insolvent as defined in any applicable state or federal statute, nor will Pledgor be rendered insolvent by the execution and delivery of this Agreement to Bank. Pledgor is not engaged or about to engage in any business or transaction for which the assets retained by Pledgor are or will be an unreasonably small amount of capital, taking into consideration the obligations to Bank incurred hereunder. Pledgor does not intend to incur debts beyond Pledgor's ability to pay them as they mature.

         4. EVENT OF DEFAULT. If an Event of Default shall occur hereunder and during the continuance thereof, Bank, in Bank's reasonable discretion, may, upon such terms and in such manner as Bank shall deem advisable, sell, assign, transfer and deliver the Collateral, or any part thereof, and in each case Bank shall apply the net proceeds of the sale thereof to the Debt, whether or not due, by such allocation as to item and maturity as Bank, in Bank's reasonable discretion, may deem advisable. No prior notice need be given to Pledgor or any other Person in the case of any sale of Collateral that Bank in good faith determines to be declining speedily in value or that



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                                 EXHIBIT 10.27
is customarily sold at any securities exchange or in the over-the-counter market or in any other recognized market; but in any other case Bank shall give Pledgor not fewer than five (5) Business Days' prior notice of either the date after which any intended private sale may be made or the time and place of any intended public sale. Pledgor waives advertisement of sale and, except to the extent required by the preceding sentence, waives notice of any kind in respect of any sale. At any public sale, Bank may purchase the Collateral or any part thereof free from any right of redemption, which rights are hereby waived and released.

         5. TERM OF AGREEMENT. Irrespective of any action, omission or course of dealing whatever by Bank, this Agreement shall remain in full force and effect until the Debt shall have been paid in full. Without limiting the generality of the foregoing, Pledgor (a) agrees that Bank shall not have any duty to make any presentment or collection or to preserve any right of any kind, with reference to the Collateral, (b) agrees that Bank shall at all times have the right to grant any indulgence to Pledgor and to deal in any other manner with Pledgor, including the granting of any extension, renewal or increase of the Debt or any part thereof, the increase or decrease of any rate of interest, the forbearance from exercising any right, power, or privilege, including any right to demand security, the release of, or forbearance from proceeding against any security or any obligor, the effecting of any other release, compromise or settlement, the substitution of security (even if of a different character or value), and (c) waives notice of the creation of any Debt of any default under any note or other instrument evidencing the Debt or any part thereof, of any act, omission, or course of dealing by Bank, and any other notice to which Pledgor might be entitled to but for the within waiver.

         6. FOREIGN SUBSIDIARIES. Notwithstanding anything in this Agreement to the contrary, Pledgor shall not be required to pledge more than sixty-five percent (65%) of the outstanding shares of stock or other equity interest of any Foreign Subsidiary.

         7. ADDITIONAL COVENANTS OF PLEDGOR.

         7.1. Pledgor covenants and agrees to defend the right, title and security interest of Bank in and to the Pledged Securities and the proceeds thereof, and to maintain and preserve the lien and security interest provided for by this Agreement against the claim and demands of all Persons, so long as this Agreement shall remain in effect.

         7.2. Pledgor covenants and agrees not to sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest charge, option or any other encumbrance with respect to any of the Pledged Securities, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement and any security agreement securing only Bank; provided that Pledgor may agree to sell any of the Pledged Securities if such sale is expressly conditioned upon receipt of the consent to such sale from Bank.

                                  EXHIBIT 10.27
         7.3. Pledgor covenants and agrees (a) to cooperate, in good faith, with Bank and to do or cause to be done all such other acts as may be necessary to enforce the rights of Bank under this Agreement, (b) not to take any action, or to fail to take any action that would be adverse to the interest of Bank in the Collateral and hereunder, and (c) to make any sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales at Pledgor's expense.


         8. EVENTS OF DEFAULT. An Event of Default shall exist hereunder if (a) the Debt or any portion thereof shall not be paid in full when due and payable, whether due by lapse of time or acceleration of maturity or otherwise, (b) an Event of Default (as defined in the Credit Agreement) shall exist under the Credit Agreement, (c) Pledgor shall fail to fully perform or omit to perform any agreement or other provision contained or referred to in this Agreement, or (d) any representation, warranty or statement made in or pursuant to this Agreement, shall be false or erroneous.

         9. ATTORNEY-IN-FACT. If an Event of Default shall occur hereunder and during the continuance thereof, Pledgor hereby authorizes and empowers Bank, to make, constitute and appoint any officer or agent of Bank as Bank may select, in its exclusive discretion, as Pledgor's true and lawful attorney-in-fact, with the power to endorse Pledgor's name on all applications, documents, papers and instruments necessary for Bank to take actions with respect to the Collateral, including, without limitation, actions necessary for Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any Person. Pledgor ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

         10. COSTS AND EXPENSES. If Pledgor fails to comply with any of its obligations hereunder, Bank may do so in Pledgor's name or in Bank's name, but at Pledgor's expense, and Pledgor hereby agrees to reimburse Bank in full for all expenses, including reasonable attorneys' fees, incurred by Bank in protecting, defending and maintaining the Collateral. Without limiting the foregoing, any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Pledgor on demand by Bank.

         11. NOTICE. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed or delivered to the respective addresses specified on the signature pages of the Credit Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered by courier or forty-eight (48)

                                  EXHIBIT 10.27
hours after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices from Pledgor to Bank pursuant to any of the provisions hereof shall not be effective until received by Bank.

         12. INTERPRETATION. Each right, power or privilege specified or referred to in this Agreement is in addition to any other rights, powers and privileges that Bank may have or acquire by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by Bank shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised by Bank either independently or concurrently with other rights, powers and privileges and as often and in such order as Bank may deem expedient. No waiver or consent granted by Bank in respect of this Agreement shall be binding upon Bank unless specifically granted in writing, which writing shall be strictly construed.

         13. ASSIGNMENT AND SUCCESSORS. This Agreement shall not be assigned by Pledgor without the prior written consent of Bank. This Agreement shall bind the successors and permitted assigns of Pledgor and shall benefit and bind the respective successors and assigns of Bank.

         14. GOVERNING LAW: SUBMISSION TO JURISDICTION. The provisions of this Agreement and the respective rights and duties of Pledgor and Bank hereunder shall be governed by and construed in accordance with Ohio law, without regard the principles of conflict of laws. Pledgor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, any Loan Document or any Related Writing, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined. in such Ohio state or federal court. Pledgor hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Pledgor agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         15. SEVERABILITY. If at any time one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                  [Remainder of page intentionally left blank.]

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                                  EXHIBIT 10.27


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                                  EXHIBIT 10.27

         16. JURY TRIAL WAIVER. PLEDGOR WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN PLEDGOR AND BANK ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER. SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN PLEDGOR AND BANK.

 Executed and delivered at Cleveland, Ohio, as of the date first written above.


                                    INTERNATIONAL TOTAL SERVICES, INC.

                                    By: /s/ Michael Sosh
                                    Name: Michael Sosh
                                    Title: Executive Vice President

                                  EXHIBIT 10.27


                                    EXHIBIT A
                                    ---------

PLEDGED SECURITIES

Name of Subsidiary               Number of Shares            Certificate Number
------------------               ----------------            ------------------


International Total Services, Limited

                                  EXHIBIT 10.27

                                    EXHBIT B
                                    --------

                          FORM OF STOCK TRANSFER POWER

         FOR VALUE RECEIVED, International Total Services, Inc. hereby sells, assigns and transfers unto Bank One, N.A. and The Provident Bank, an Ohio banking company, (__________) shares of the ______________ Capital Stock of International Total Services, Limited standing in International Total Services, Inc name on the books of said corporation and represented by Certificate No. ________ herewith and does hereby irrevocably constitute and appoint
______________ attorney to transfer the said shares of stock on the books of the within named corporation with full power of substitution in the premises.

                                          International Total Services, Inc

Dated:_____________                       By:________________________

                                          Title:______________________